Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Granum Series Trust, do hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Granum Series Trust for the period ended April 30, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Granum Series Trust.


/s/ Lewis M. Eisenberg                  /s/ Walter F. Harrison, III
----------------------                  ---------------------------
Lewis M. Eisenberg                      Walter F. Harrison, III
Co-Chairman, Granum Series Trust        Co-Chairman, Granum Series Trust

Dated: July 1, 2003                     Dated: July 1, 2003
       ------------                            ------------


/s/ Jonas B. Siegel
---------------------
Jonas B. Siegel
Treasurer, Granum Series Trust

Dated: July 1, 2003


A signed original of this written statement required by Section 906 has been provided by Granum Series Trust and will be retained by Granum Series Trust and furnished to the SEC or its staff upon request.